UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
November 7, 2006

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

(847) 478-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Representatives of BioSante Pharmaceuticals, Inc. (“BioSante”) intend to make presentations at investor conferences and in other forums using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. BioSante is furnishing the text of these slides pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. BioSante expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the remainder of 2006.

By filing this Current Report on Form 8-K and furnishing this information, BioSante makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the slides is summary information that is intended to be considered in the context of BioSante’s Securities and Exchange Commission (“SEC”) filings and other public announcements that BioSante may make, by press release or otherwise, from time to time. BioSante undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

When included in this Current Report on Form 8-K, the words “expects,” “intends,” “anticipates,” “believes,” “estimates,” and analogous expressions are intended to identify forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties relate, but are not limited, to, in no particular order: the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance. More detailed information on these and additional factors which could affect BioSante’s operating and financial results are described in BioSante’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K. BioSante urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, BioSante undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	BioSante Pharmaceuticals, Inc. Investor Presentation (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By: /s/ Stephen M. Simes
Stephen M. Simes
President and Chief Executive Officer

Dated: November 7, 2006

BIOSANTE PHARMACEUTICALS, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	BioSante Pharmaceuticals, Inc. Investor Presentation	Furnished herewith